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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 30, 1999



                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


               DELAWARE                                 1-4300                               41-0747868
     (State or Other Jurisdiction                    (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


EXHIBIT NO.                DESCRIPTION

     *1.1 Terms Agreement, dated December 8, 1999, and the Underwriting Agreement Basic Terms, among Apache, Apache Finance and the Underwriters.

    **4.1                  Form of 7.75% Notes due December 15, 2029 and
                           Guarantee.

    *10.1 Apache's 1996 Performance Stock Option Plan, as amended and restated September 23, 1999.

    *99.1 Press Release, dated December 1, 1999, "Apache Completes Acquisition of Shell Canada Assets with
                           87.5 MMboe Proved Reserves for US$517 Million".

    *99.2 Press Release, dated December 9, 1999, "Apache Finance Canada Sells $300 Million of 30-Year Notes Yielding 7.839 Percent".

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*      previously filed
**     filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            APACHE CORPORATION


Date:  December 14, 1999                    /s/ Z. S. Kobiashvili
                                            ------------------------------------
                                            Z. S. Kobiashvili
                                            Vice President and General Counsel





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                                INDEX TO EXHIBITS


  EXHIBIT NO.              DESCRIPTION
  -----------              -----------
     *1.1                  Terms Agreement, dated December 8, 1999, and the
                           Underwriting Agreement Basic Terms, among Apache,
                           Apache Finance and the Underwriters.

    **4.1                  Form of 7.75% Notes due December 15, 2029 and
                           Guarantee.

    *10.1 Apache's 1996 Performance Stock Option Plan, as amended and restated September 23, 1999.

    *99.1                  Press Release, dated December 1, 1999, "Apache
                           Completes Acquisition of Shell Canada Assets with
                           87.5 MMboe Proved Reserves for US$517 Million".

    *99.2                  Press Release, dated December 9, 1999, "Apache
                           Finance Canada Sells $300 Million of 30-Year Notes
                           Yielding 7.839 Percent".


--------------
*      previously filed
**     filed herewith